Van Kampen Advantage Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                       November 30, 2003 - April 30, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            03/11/     -     $108.2 $591,550  3,500,  0.592%   0.67   Merrill
 New York     04               4      ,000      000             6%    Lynch &
   City                                                              Co, First
Municipal                                                              Albany
  Water                                                               Capital
 Finance                                                                Inc,
Authority                                                             Goldman
 - Water                                                              Sachs &
and Sewer                                                             Co, UBS
  System                                                             Financial
 Revenue                                                              Services
  Bonds,                                                             Inc, Bear
  Fiscal                                                             Stearns &
   2004                                                               Co Inc,
 Series C                                                            Citigroup
                                                                       Global
                                                                      Markets
                                                                        Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                     JP Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company,
                                                                     CIBC World
                                                                      Markets,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                       First
                                                                      American
                                                                     Municipals
                                                                     Inc, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                       ed and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n